THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT 2

Supplement dated June 29, 2016 to the Currently Effective Prospectus

The section of the Prospectus entitled “Unit Value” is hereby amended by including the following additional disclosure:

VCA 2 will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its Unit Value as of 4:00 p.m., if the particular disruption directly affects only the NYSE.

2016-PROSUPP-1